Semi-Annual Report                                              NEUBERGER BERMAN
June 30, 2001








                                Neuberger Berman

                                Advisers
                                Management
                                Trust





                                Guardian
                                Portfolio







B0733 08/01

Guardian Portfolio   Managers' Commentary

We are pleased to report the Guardian portfolio ended the first half of 2001 with a respectable return of 1.59%, compared to a modest loss of (1.26%) for the Russell 1000 Value Index and a much steeper decline of (6.69%) for the S&P 500.

Our technology investments made the most significant contribution to portfolio returns, with stocks such as Microsoft, Lexmark, IBM, and Compaq Computer performing exceptionally well. It has been gratifying to make good money in a sector in which so many companies have shown losses, but, at this juncture, we are not technology bulls. In fact, we have taken profits in and/or entirely eliminated positions in some of our biggest tech winners during this reporting period. Yes, technology stocks are way off their highs, but, in general, fundamentals have deteriorated just as dramatically as stock prices. We think it will take some time before fundamentals improve. Consequently, we will continue to be extremely price sensitive in this sector--trying to take advantage of temporarily oversold tech blue chips--rather than making any big longer-term commitments.

We are taking a similar approach to consumer cyclicals--the other sector that rewarded us generously in the first half of 2001. We reasoned that consumer stocks would perform well as investors focused on Federal Reserve rate cuts--we referred to it as the Greenspan effect. Indeed, portfolio holdings such as Lear, Carnival Cruise, and Gap, Inc., lived up to our expectations. However, consumer cyclical stocks are no longer cheap and we are concerned that massive layoffs and declining investment portfolios will erode consumer confidence in the months ahead. So we have been taking profits in this sector as well.

At the close of the first half of 2001, our largest sector weighting is in financial stocks. Results in this sector were mixed over the last six months, but on a whole our portfolio holdings delivered a respectable return. This is the one sector of the market where we are finding a fair number of good fundamental bargains. We expect this group to continue to perform relatively well as interest rates trend lower.

Healthcare holdings were among our biggest portfolio disappointments. We viewed healthcare as a stable sector less vulnerable to the decelerating economy and believed our healthcare investments would serve as portfolio ballast. Unfortunately, HMOs came under pressure from concern over the proposed Patients Bill of Rights, while major pharmaceutical companies suffered from a combination of a tougher FDA, a relatively large number of best selling drugs coming off patent, and growing political pressure for some form of price cap regulation on drugs. We think all these problems, real and imagined, are baked into current healthcare stock valuations and that this sector will perform quite well going forward.

Looking ahead, there are legitimate reasons to be optimistic about the economy and the stock market. We believe it's a safe bet that eventually monetary and fiscal stimulus will provide some traction for the economy and that the market will begin anticipating a recovery in advance of confirming data. But, precisely when this will begin happening is subject to debate. A year ago, the consensus favored a second half 2001 recovery. That timetable has now been pushed back at least six months to the first half of 2002. Consumer spending will be the critical factor in determining when the economy bounces back. If consumer confidence remains relatively high, the recovery may start on time. However, if massive job layoffs and declining equity portfolios erode consumer confidence, an economic and profit recovery will likely be delayed.

In this uncertain environment we will remain broadly diversified and continue to be very price-sensitive, focusing on windows of opportunity that may open and close rather quickly. When we gain conviction the economy is regaining momentum, setting the stage for an earnings rebound, we will probably overweight cyclical sectors that generally perform well in the initial stages of an economic recovery.

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)



Regardless of what the stock market has in store for us for the balance of 2001, we will remain firmly entrenched in the value camp. Our value strategy has helped preserve and enhance assets during one of the most challenging periods in stock market history. We are confident it can produce satisfactory returns when the economy and stock market begin recovering. Longer term, buying quality companies at bargain prices should remain one of the most effective ways to generate attractive returns.


Sincerely,


                                /s/ Kevin Risen

                                 /s/ Rick White

                           KEVIN RISEN AND RICK WHITE
                              PORTFOLIO CO-MANAGERS



(1) (0.96%) and 14.39% were the average annual total returns for the 1-year and since inception (11/3/97) periods ended June 30, 2001. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Portfolio may invest in many securities not included in this index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The composition, industries and holdings of the Portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments  Guardian Portfolio


Number of Shares                                               Market Value+
--------------------------------------------------------------------------------
Common Stocks (88.2%)

Basic Materials (4.9%)
 39,150   Alcoa Inc.                                           $ 1,542,510
 38,500   Dow Chemical                                           1,280,125
 65,470   Georgia-Pacific                                        2,216,160
 64,580   Mead Corp.                                             1,752,701
 36,700   Weyerhaeuser Co.                                       2,017,399
                                                               -----------
                                                                 8,808,895
                                                               -----------

Capital Goods (1.6%)
  6,470   Emerson Electric                                         391,435
 96,125   SCI Systems                                            2,451,187*
                                                               -----------
                                                                 2,842,622
                                                               -----------

Communication Services (7.3%)
202,700   Agere Systems                                          1,520,250*
107,135   AT&T Corp.                                             2,356,970
110,400   AT&T Wireless Group                                    1,805,040*
 58,100   SBC Communications                                     2,327,486
 67,860   Verizon Communications                                 3,630,510
112,709   WorldCom, Inc.                                         1,600,474
                                                               -----------
                                                                13,240,730
                                                               -----------

Consumer Cyclicals (5.8%)
 84,900   Carnival Corp.                                         2,606,430
 30,489   Costco Wholesale                                       1,252,488*
 12,300   Deere & Co.                                              465,555
 35,900   Dover Corp.                                            1,351,635
  9,900   duPont                                                   477,576
 25,800   Eastman Kodak                                          1,204,344
 68,490   Lear Corp.                                             2,390,301*
 29,000   Masco Corp.                                              723,840
                                                               -----------
                                                                10,472,169
                                                               -----------

Consumer Staples (7.0%)
 18,778   Clear Channel Communications                           1,177,381*++
 16,000   Gillette Co.                                             463,840
 33,700   Kimberly-Clark                                         1,883,830
109,200   Kroger Co.                                             2,730,000*
 33,410   PepsiCo, Inc.                                          1,476,722
 56,500   Philip Morris                                          2,867,375
 38,750   Viacom Inc. Class B                                    2,005,312*
                                                               -----------
                                                                12,604,460
                                                               -----------

Energy (11.6%)
 18,600   Amerada Hess                                           1,502,880
 39,300   Burlington Resources                                   1,570,035
 34,650   Chevron Corp.                                          3,135,825
 30,400   Cooper Cameron                                         1,696,320*
 46,650   Diamond Offshore Drilling                              1,541,782
 10,400   Dynegy Inc.                                              483,600
 61,313   Exxon Mobil                                            5,355,691
 32,150   Royal Dutch Petroleum - NY Shares                      1,873,380
 62,400   Talisman Energy                                        2,376,816
 32,874   Transocean Sedco Forex                                 1,356,053
                                                               -----------
                                                                20,892,382
                                                               -----------

Financial Services (24.2%)
 26,800   Ambac Financial Group                                  1,559,760
 10,600   American International Group                             911,600
 42,610   Bank of America                                        2,557,878
 93,600   Citigroup Inc.                                         4,945,824
 77,900   Equity Office Properties Trust                         2,463,977
 54,140   First Union Corp.                                      1,891,652
 29,900   Freddie Mac                                            2,093,000
 12,725   Goldman Sachs                                          1,091,805
 25,000   Household International                                1,667,500
  2,500   Instinet Group                                            46,600*
111,030   J.P. Morgan Chase                                      4,951,938
 14,200   Lehman Brothers Holdings                               1,104,050
 19,550   MBIA, Inc.                                             1,088,544
 58,270   MetLife, Inc.                                          1,805,205
 23,100   MGIC Investment                                        1,677,984
 34,175   Morgan Stanley Dean Witter                             2,195,060
 35,400   Providian Financial                                    2,095,680
 19,600   U.S. Bancorp                                             446,684
 27,470   USA EDUCATION                                          2,005,310++
123,100   Wells Fargo                                            5,715,533
 15,195   XL Capital                                             1,247,509
                                                               -----------
                                                                43,563,093
                                                               -----------

Health Care (11.5%)
 52,200   Abbott Laboratories                                    2,506,122
 66,080   American Home Products                                 3,861,715
 75,100   Becton, Dickinson                                      2,687,829
 40,890   Bristol-Myers Squibb                                   2,138,547
 46,400   Pharmacia Corp.                                        2,132,080
 66,655   Schering-Plough                                        2,415,577
 52,445   Wellpoint Health Networks                              4,942,417*
                                                               -----------
                                                                20,684,287
                                                               -----------

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)



Schedule of Investments  Guardian Portfolio cont'd
--------------------------------------------------


Number of Shares                                               Market Value+
--------------------------------------------------------------------------------
Insurance (0.5%)
 12,800   Chubb Corp.                                          $    991,104
                                                               ------------

Technology (11.2%)
 36,200   BMC Software                                              815,948*
 83,100   Cadence Design Systems                                  1,548,153*
 29,700   Corning Inc.                                              496,287
 27,300   First Data                                              1,754,025
141,645   General Motors Class H                                  2,868,311*
 21,800   IBM                                                     2,463,400
 69,570   Intel Corp.                                             2,034,923
 27,680   Micron Technology                                       1,137,648*
 42,450   Microsoft Corp.                                         3,098,850*
136,200   Motorola, Inc.                                          2,255,472
 43,400   Rational Software                                       1,217,370*
 30,700   Sun Microsystems                                          482,604*
                                                               ------------
                                                                 20,172,991
                                                               ------------

Utilities (2.6%)
 17,100   El Paso Corp.                                             898,434
 50,783   Mirant Corp.                                            1,746,935*
 61,320   The Williams Cos.                                       2,020,494
                                                               ------------
                                                                  4,665,863
                                                               ------------
Total Common Stocks
(Cost $153,318,087)                                             158,938,596
                                                               ------------

Preferred Stocks (2.3%)
126,440   News Corp. ADR
          (Cost $4,019,123)                                       4,096,656
                                                               ------------




Principal Amount                                               Market Value+
--------------------------------------------------------------------------------

U.S. Government Agency Securities (0.6%)
$  500,000  Federal Farm Credit Bank, Discount Notes,
             3.79%, due 7/18/01                                $    499,105
   600,000  Federal Home Loan Bank, Discount Notes,
             3.54%, due 8/3/01                                      598,053
                                                               ------------
Total U.S. Government Agency Securities
(Cost $1,097,158)                                                 1,097,158#
                                                               ------------

Corporate Commercial Paper (6.1%)
 6,000,000  American Express Credit Corp., 3.82%,
             due 7/2/01                                           5,999,364
 5,000,000  Prudential Funding Corp., 3.83%,
             due 7/5/01                                           4,997,872
                                                               ------------
Total Corporate Commercial Paper
(Cost $10,997,236)                                               10,997,236#
                                                               ------------

Repurchase Agreements (3.3%)
 6,038,000  State Street Bank and Trust Co. Repurchase
             Agreement, 4.06%, due 7/2/01, dated 6/29/01,
             Maturity Value $6,040,043, Collateralized by
             $6,125,000 Fannie Mae, Medium - Term Notes,
             6.25%, due 11/20/01 (Collateral Value
             $6,221,285)
             (Cost $6,038,000)                                    6,038,000#
                                                               ------------

Short-Term Investments (2.1%)
 3,740,924  N&B Securities Lending Quality Fund, LLC
            (Cost $3,740,924)                                     3,740,924#
                                                               ------------
Total Investments (102.6%)
(Cost $179,210,528)                                             184,908,570##
Liabilities, less cash, receivables and other assets [(2.6%)]    (4,610,280)
                                                               ------------

Total Net Assets (100.0%)                                      $180,298,290
                                                               ------------



See Notes to Schedule of Investments

Notes to Schedule of Investments   Guardian Portfolio
-----------------------------------------------------



+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $179,210,528. Gross unrealized appreciation of investments was $13,033,432 and gross unrealized depreciation of investments was $7,597,661, resulting in net unrealized appreciation of $5,435,771, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

++ The following securities were held in escrow at June 30, 2001, to cover outstanding call options written:

                                                                 Premium
                       Securities and         Market Value          on        Market Value
          Shares              Options        of Securities       Options        of Options
          18,700        Clear Channel          $ 1,172,490      $ 89,196          $ 82,280
                       Communications
                    October 2001 @ 65

           7,000        USA Education              511,000        62,788            27,650
                    October 2001 @ 75





See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT  TRUST JUNE 30, 2001 (UNAUDITED)



Statement of Assets and Liabilities
-----------------------------------



Neuberger Berman Advisers Management Trust                              Guardian
                                                                       Portfolio
--------------------------------------------------------------------------------
Assets
   Investments in securities, at market value*
     (Note A) -- see Schedule of Investments                       $184,908,570
   Cash                                                                      90
   Dividends and interest receivable                                    100,391
   Receivable for securities sold                                       725,235
   Receivable for Fund shares sold                                       41,606
   Deferred organization costs (Note A)                                   1,854
   Receivable for variation margin (Note A)                              43,475
   Prepaid expenses and other assets                                     29,555
                                                                   ------------
                                                                    185,850,776
                                                                   ------------

Liabilities
   Option contracts written, at market value (Note A)                   109,930
   Payable for collateral on securities loaned (Note A)               3,740,924
   Payable for securities purchased                                   1,319,853
   Payable for Fund shares redeemed                                     191,442
   Payable to investment manager (Note B)                                78,968
   Payable to administrator (Note B)                                     43,072
   Accrued expenses and other payables                                   68,297
                                                                      5,552,486
                                                                   ------------
Net Assets at value:                                               $180,298,290

Net Assets consist of:
Paid-in capital                                                    $180,339,918
Undistributed net investment income (loss)                              588,525
Accumulated net realized gains (losses) on
  investments                                                        (6,065,924)
Net unrealized appreciation (depreciation) in value
  of investments                                                      5,435,771
                                                                   ------------
Net Assets at value                                                $180,298,290


Shares Outstanding ($.001 par value; unlimited
  shares authorized)                                                 11,939,518
Net Asset Value, offering and redemption price per share           $      15.10
*Cost of investments                                               $179,210,528



See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------


Neuberger Berman Advisers Management Trust                             Guardian
                                                                      Portfolio
--------------------------------------------------------------------------------
Investment Income



Income:
Dividend income                                                       $ 911,289
Interest income                                                         518,548
Foreign taxes withheld (Note A)                                          (7,485)
Total income                                                          1,422,352

Expenses:

Investment management fee (Note B)                                      448,956
Administration fee (Note B)                                             244,885
Amortization of deferred organization and initial
  offering expenses (Note A)                                              1,602
Auditing fees                                                             3,896
Custodian fees (Note B)                                                  44,691
Insurance expense                                                         1,086
Legal fees                                                                4,563
Shareholder reports                                                       5,093
Reimbursement of expenses previously assumed by
  administrator (Note B)                                                 31,234
Trustees' fees and expenses                                              22,140
Miscellaneous                                                             7,258
Total expenses                                                          815,404
Expenses reduced by custodian fee expense offset
  arrangement (Note B)                                                     (811)
Total net expenses                                                      814,593
Net investment income (loss)                                            607,759

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities
  sold                                                               (1,638,421)
Net realized gain (loss) on option contracts (Note A)                    64,682
Net realized gain (loss) on financial futures
  contracts (Note A)                                                 (2,423,500)

Change in net unrealized appreciation (depreciation) in value of:

Investment securities (Note A)                                        4,082,317
Financial futures contracts (Note A)                                    553,536
Option contracts (Note A)                                                36,797
Net gain (loss) on investments                                          675,411
Net increase (decrease) in net assets resulting from
  operations                                                         $1,283,170





See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT   TRUST JUNE 30, 2001 (UNAUDITED)


Statement of Changes in Net Assets
----------------------------------



Neuberger Berman Advisers Management Trust

                                                                                                   Guardian Portfolio
                                                                                          ---------------------------------
                                                                                          Six Months
                                                                                               Ended                   Year
                                                                                            June 30,                  Ended
                                                                                                2001           December 31,
                                                                                          (Unaudited)                  2000

Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)                                                            $    607,759           $    690,500
Net realized gain (loss) on investments                                                   (3,997,239)             9,057,465
Change in net unrealized appreciation (depreciation) of investments                        4,672,650            (10,360,137)
Net increase (decrease) in net assets resulting from operations                            1,283,170               (612,172)

Distributions to Shareholders From:

Net investment income                                                                       (706,505)              (639,155)
Net realized gain on investments                                                         (10,092,928)                    --
Total distributions to shareholders                                                      (10,799,433)              (639,155)

From Fund Share Transactions:

Proceeds from shares sold                                                                 76,890,022             76,812,824
Proceeds from reinvestment of dividends and distributions                                 10,799,433                639,155
Payments for shares redeemed                                                             (28,967,933)           (66,158,688)
Net increase (decrease) from Fund share transactions                                      58,721,522             11,293,291
Net Increase (Decrease) in Net Assets                                                     49,205,259             10,041,964

Net Assets:

Beginning of period                                                                      131,093,031            121,051,067
End of period                                                                           $180,298,290           $131,093,031
Accumulated undistributed net investment income (loss) at end of period                 $    588,525           $    687,271

Number of Fund Shares:

Sold                                                                                       4,913,814              4,716,317
Issued on reinvestment of dividends and distributions                                        723,823                 44,202
Redeemed                                                                                  (1,927,865)            (4,169,541)
Net increase (decrease) in shares outstanding                                              3,709,772                590,978




See Notes to Financial Statements

Notes to Financial Statements Guardian Portfolio
------------------------------------------------


     NOTE A - Summary Of Significant Accounting Policies:

1 General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Guardian Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Guardian Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Guardian Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To #Neuberger Berman Advisers management trust June 30, 2001 (Unaudited)the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

          NEUBERGER BERMAN ADVISERS MANAGEMENT   TRUST JUNE 30, 2001 (UNAUDITED)



6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Organization expenses: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At June 30, 2001, the unamortized balance of such expenses amounted to $1,854.

8 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

9 Call options: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the six months ended June 30, 2001:

                                                                     Value
                                                                      When
                                                     Number        Written
     ---------------------------------------------------------------------
     Contracts outstanding 12/31/00                   280        $  85,657
     Contracts written                                702          345,800
     Contracts expired                                (90)         (30,546)
     Contracts exercised                             (240)         (34,136)
     Contracts closed                                (395)        (214,791)
                                                     ----        ---------
     Contracts outstanding 6/30/01                    257        $ 151,984
                                                     ----        ---------

10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against a possible decline in the value of the Fund's securities and/or for purposes of managing cash flow. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notes to Financial Statements Guardian Portfolio cont'd

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     At June 30, 2001, open positions in financial futures contracts were as follows:

                                                                  Unrealized
     Expiration              Open Contracts         Position    Depreciation
     --------------------------------------------------------------------------
     September 2001      37 S&P 500 Futures             Long        $304,325

     At June 30, 2001, the Fund had deposited $500,000 Federal Farm Credit Bank, Discount Notes, 3.79%, due 7/18/01 and $600,000 Federal Home Loan Bank, Discount Notes, 3.54%, due 8/3/01, in a segregated account to cover margin requirements on open financial futures contracts.

11 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's #Neuberger Berman Advisers management trust June 30, 2001 (Unaudited)investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the value of the securities loaned and the value of the collateral were $3,667,550 and $3,740,924, respectively.

12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

          NEUBERGER BERMAN ADVISERS MANAGEMENT   TRUST JUNE 30, 2001 (UNAUDITED)



     NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2001, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2004 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the six months ended June 30, 2001, the Fund reimbursed Management $31,234 under this agreement. At June 30, 2001, the Fund has a remaining contingent liability to Management under the agreement of $552, not repaid through June 30, 2001.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $811.

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     NOTE C - Securities Transactions:

     During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) of $106,682,231 and $55,242,817, respectively.

     During the six months ended June 30, 2001, brokerage commissions on securities transactions amounted to $193,952, of which Neuberger received $112,136, and other brokers received $81,816.

     NOTE D - Line Of Credit:

     At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

     NOTE E - Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

          NEUBERGER BERMAN ADVISERS MANAGEMENT   TRUST JUNE 30, 2001 (UNAUDITED)


Financial Highlights Guardian Portfolio+
----------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                                      Period from
                                                                                                      November 3,
                                          Six Months Ended                                          1997[carr] to
                                                   June 30,           Year Ended December 31,        December 31,
                                          -----------------   ------------------------------------  -------------
                                                      2001        2000         1999        1998          1997
                                                (Unaudited)
Net Asset Value, Beginning of Period             $    15.93   $    15.85    $    13.84  $    10.52    $   10.00
                                                 ----------   ----------    ----------  ----------    ---------
Income From Investment Operations
Net Investment Income (Loss)                            .06          .09           .09         .11          .01
Net Gains or Losses on Securities
   (both realized and unrealized)                       .18          .08[Y]       1.97        3.22[Y]       .51
                                                 ----------   ----------    ----------  ----------    ---------
Total From Investment Operations                        .24          .17          2.06        3.33          .52
                                                 ----------   ----------    ----------  ----------    ---------
Less Distributions
From Net Investment Income                             (.07)        (.09)         (.05)       (.01)          --
From Net Capital Gains                                (1.00)          --            --          --           --
                                                 ----------   ----------    ----------  ----------    ---------
Total Distributions                                   (1.07)        (.09)         (.05)       (.01)          --
                                                 ----------   ----------    ----------  ----------    ---------
Net Asset Value, End of Period                   $    15.10   $    15.93    $    15.85  $    13.84    $   10.52
                                                 ----------   ----------    ----------  ----------    ---------
Total Return++                                        +1.59%**     +1.13%       +14.93%     +31.67%       +5.20%**
                                                 ----------   ----------    ----------  ----------    ---------
Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $    180.3   $    131.1    $    121.1  $     74.1    $     0.6
Ratio of Gross Expenses to Average Net Assets#         1.00%*       1.00%         1.00%       1.00%        1.06%*
Ratio of Net Expenses to Average Net Assets[SS]        1.00%*       1.00%         1.00%       1.00%        1.00%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                   .74%*        .57%          .61%        .80%         .98%*
Portfolio Turnover Rate                                  38%         124%          107%        197%          12%





See Notes to Financial Highlights

Notes to Financial Highlights Guardian Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Guardian Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[SS] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                              Period from
                                        Year Ended       November 3, 1997
                                      December 31,        to December 31,
                                              1998                   1997

                                              1.14%                 30.06%

        After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                            Six Months
                         Ended June 30,           Year Ended December 31,
                                   2001        2000                   1999

                                    .96%        .99%                   .98%


[carr]  The date investment operations commenced.


++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.


*       Annualized.


**      Not annualized.


[Y] The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.